Short-term Bank Deposits and Restricted Deposits - Summary of Short-term Bank Deposits and Restricted Deposits (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Miscellaneous current assets [abstract]
Bank deposits with maturity exceeding three months	¥ 34		¥ 3,124
Statutory reserve deposits	2,877		2,197
Restricted deposits	809		205
Short-term bank deposits and restricted deposits	¥ 3,720	$ 541	¥ 5,526